                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                December 17, 2002

                            ROYAL APPLIANCE MFG. CO.
             (Exact name of registrant as specified in its charger)

                                     0-19431
                            (Commission File Number)

         Ohio                                                          34-1350353
         ----                                                          ----------
(State of Incorporation)                             (I.R.S. Employer Identification No.)

                    7005 Cochran Road, Glenwillow, Ohio 44139
                    (Address of principal executive offices)

                                  440-996-2000
                         (Registrant's telephone number)

ITEMS 1-4. NOT APPLICABLE

ITEM 5. OTHER EVENTS

         On December 17, 2002, Royal Appliance Mfg. Co. ("Royal") announced that it had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 16, 2002, among Royal, Techtronic Industries Co. Ltd. ("Techtronic"), RAMC Holdings, Inc. a Delaware corporation and a subsidiary of Techtronics ("Acquiror") and TIC Acquisition Corp., a direct wholly-owned subsidiary of Acquiror ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Royal with Royal as the surviving corporation and an indirect wholly-owned subsidiary of Techtronic (the "Merger"). In the Merger, each then-outstanding Royal common share will be canceled and converted into, and become exchangeable for the right to receive $7.37 cash. The Merger is subject to various conditions, including, among others, regulatory approval and approval by each of Royal's and Techtronic's respective stockholders.

         In connection with the expected execution of the Merger Agreement, Royal and National City Bank, as Rights Agent, entered into Amendment No. 1 to the Shareholder Rights

Agreement, dated as of December 16, 2002 (the "Rights Agreement Amendment"), which amends the Shareholder Rights Agreement dated October 21, 1993, between Royal and the Rights Agent (the "Rights Agreement"). The Amendment provides that Techtronic and its affiliates are exempt from the definition of "Acquiring Person" contained in the Rights Agreement and that no "Distribution Date", "Triggering Event" or "Stock Acquisition Date" will occur as a result of the approval, execution, delivery or performance of the Merger Agreement, the consummation of the Merger, the consummation of any other transactions contemplated in the Merger Agreement or the public announcement of any of the foregoing.

         Further, the executive officers of Royal entered into (i) amendments to their existing Severance and Employment Agreements that exempt the Merger from being deemed a "Change in Control" and (ii) new employment agreements which, among other items, change the terms of any severance payments due post-Merger. In addition, the Company's Change in Control Severance Compensation Plan covering other employees of the Company was amended to provide for its expiration on March 31, 2006.


         The Merger Agreement, the Rights Agreement Amendment, the employment agreements, the amendment to the Change in Control Severance Compensation Plan and the press release announcing the Merger are attached as exhibits hereto and are each incorporated by reference. This summary is qualified in its entirety by reference to the exhibits attached hereto.

ITEM 6. NOT APPLICABLE

ITEM 7(C). EXHIBITS

Exhibit           Description
-------           -----------

2.1               Agreement and Plan of Merger, dated as of December 16, 2002, among Royal, Techtronics Industries
                  Co., Inc., RAMC Holdings, Inc. and TIC Acquisition Corp.

4.1               Amendment No. 1 to Shareholder Rights Agreement, dated as of December 16, 2002, between Royal and
                  National City Bank.

10.1              Amended and Restated Employment Agreement, dated December 16, 2002, between Michael J. Merriman and
                  Royal.

10.2              Form of Employment Agreement, dated December 16, 2002, between Royal and Messrs. Richard Farone,
                  David Brickner and Richard Vasek, respectively.

10.3              Form of Amendment No. 1 to Amended and Restated Severance and Employment Agreement.

10.4              Amendment No. 1 to Change in Control Severance Compensation Plan

99.1              Press release of Royal, dated December 17, 2002.

ITEM 8-9. NOT APPLICABLE.

                                    SIGNATURE

         Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                       ROYAL APPLIANCE MFG. CO.
                                       ------------------------
                                             (Registrant)


Dated:  December 17, 2002              By: /s/ Michael J. Merriman
                                           -------------------------------------
                                           Michael J. Merriman,
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

2.1               Agreement and Plan of Merger, dated as of December ___, 2002 among Royal, Techtronics Industries
                  Co., Inc., RAMC Holdings, Inc. and TIC Acquisition Corp.

4.1               Amendment No. 1 to Shareholder Rights Agreement, dated as of December ___, 2002 between Royal and
                  National City Bank.

10.1              Amended and Restated Employment Agreement dated December ___, 2002, between Michael J. Merriman and
                  Royal.

10.2              Form of Employment Agreement, dated December ___, 2002, between Royal and Messrs. Richard Farone,
                  David Brickner and Richard Vasek, respectively.

10.3              Form of Amendment No. 1 to Amended and Restated Severance and Employment Agreement.

10.4              Amendment No. 1 to Change in Control Severance Compensation Plan.

99.2              Press release of Royal dated December ___, 2002.